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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)   April 28, 2005
                                                     ---------------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                   000-22194               36-2815480
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2005 Base Salaries for Senior Executive Officers

On April 28, 2005, the Board of Directors (the "Board") of SPSS Inc. ("SPSS") conducted its annual review of executive compensation and established the base salary of its senior executive officers for fiscal year 2005. The 2005 base salary of each senior executive officer was recommended to the Board by the Compensation Committee. The annual base salary of Jack Noonan, the Company's President and Chief Executive Officer, has been adjusted to $360,000 for fiscal year 2005. The annual base salary of Jonathan Otterstatter, the Company's Executive Vice President and Chief Technology Officer, has been adjusted to $285,000 for fiscal year 2005. The annual base salary of Raymond Panza, the Company's Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary will remain at $335,000 for fiscal year 2005.

2005 Bonus Targets for Senior Executive Officers

On April 28, 2005, the Board also established 2005 bonus targets for its senior executive officers and adopted an "Incentive Cash Compensation Plan" which sets forth performance criteria upon which these bonuses will be paid. These bonus targets and the "Incentive Cash Compensation Plan" were recommended to the Board by the Compensation Committee. Mr. Noonan's annual target bonus was increased to $360,000 for fiscal year 2005, Mr. Otterstatter's annual target bonus was increased to $150,000 for fiscal year 2005 and Mr. Panza's annual target bonus will remain at $134,000 for fiscal year 2005.

Under the Incentive Cash Compensation Plan, any bonus earned will be paid to the senior executive officers as soon as practical after the close of each fiscal quarter and the receipt of approval by the Compensation Committee. These senior executive officers are eligible to receive bonus awards based on the achievement of (i) quarterly revenue targets defined in the Incentive Cash Compensation Plan measured on a GAAP reported basis and (ii) earnings per share targets defined in the Incentive Cash Compensation Plan measured on a GAAP reported basis.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By:  /s/ Raymond H. Panza
                                            ------------------------------------
                                            Raymond H. Panza
                                            Executive Vice President, Corporate
                                            Operations, Chief Financial Officer,
Dated:   April 28, 2005                     and Secretary



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